Sale of Business - Summary of Gain on the Sale Within Other Expense (Income) (Detail) $ in Millions	12 Months Ended
Dec. 31, 2019 USD ($)
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Proceeds on disposal, net of transaction costs	$ 1,180
Net assets disposed	656
Gain included in other expense, net	524
Income taxes	77
Gain on divestiture, net of tax	$ 447